SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 31, 2003


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-23340                51-0332317
     ---------------               ------------        ----------------------
     (State or other               (Commission            (IRS Employer
      jurisdiction                 File Number)        Identification Number)
     of incorporation


    105 Westpark Drive, Suite 200, Brentwood, Tennessee          37027
    ---------------------------------------------------       -----------
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           ---------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On October 31, 2003, America Service Group Inc. issued a press release announcing that its subsidiary, Prison Health Services, Inc. (PHS), had signed a contract with the Alabama Department of Corrections (ADOC) to provide comprehensive medical coverage, excluding mental health, for its inmates across Alabama.



Item 7.  Financial Statements and Exhibits.

         99.1 Press Release dated October 31, 2003, issued by America Service Group Inc. announcing that its subsidiary, Prison Health Services, Inc. (PHS), had signed a contract with the Alabama Department of Corrections (ADOC) to provide comprehensive medical coverage, excluding mental health, for its inmates across Alabama.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AMERICA SERVICE GROUP INC.



Date:  October 31, 2003                      By:  /s/  MICHAEL CATALANO
                                                  ------------------------------
                                                  Michael Catalano
                                                  Chairman, President and Chief
                                                  Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibits
------         -----------------------

99.1 Press Release dated October 31, 2003, issued by America Service Group Inc. announcing that its subsidiary, Prison Health Services, Inc. (PHS), had signed a contract with the Alabama Department of Corrections (ADOC) to provide comprehensive medical coverage, excluding mental health, for its inmates across Alabama.